

LITHIA

Q4’11 COMPANY UPDATE

DISCLOSURE

This presentation includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. Forward-looking statements in this presentation include our guidance regarding fourth quarter and full year 2011 results, first quarter and full year 2012 results, the effect of acquisitions on annual revenues, 2011 free cash flows, future performance of acquired stores and the sustainability of future incremental operating leverage. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks" or "will." These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation, future economic conditions and others set forth from time to time in the company's filings with the SEC. We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook.

Additionally, this presentation contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and diluted earnings per share from continuing operations, adjusted gross margin, adjusted service, body and parts gross margin, adjusted SG&A, adjusted SG&A as a percentage of gross profit, adjusted income from operations and adjusted pre-tax margin. These measures exclude certain items disclosed in the attached appendix. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the appendix to this presentation. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company's disclosure, provides a meaningful presentation of the Company's results from its core business operations excluding adjustments for items not related to the Company's ongoing core business operations or other non-cash adjustments, and improves the period-to-period comparability of the Company's results from its core business operations. These presentations are not intended to provide net income, income from continuing operations before income taxes, income from operations or selling, general and administrative costs in accordance with GAAP and should not be considered an alternative to GAAP measures.

1947 Photo


BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER · PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
DRIVE IN
US ROYAL TIRES
BUSCH MOTOR CO
Ford
HOTEL

THE BEGINNING: SINCE 1946

FOUNDED IN ASHLAND, OREGON





Seattle [3]
Spokane [4]
WASHINGTON
Tri-Cities [1]
Portland [5]
Eugene/Springfield [3]
Roseburg [2]
Grants Pass [1]
Medford [6]
Klamath Falls [2]
Bend [2]
OREGON
IDAHO
Boise [1]
Twin Falls [2]
Pocatello [2]
Missoula [1]
Great Falls [2]
Helena [2]
MONTANA
Billings [2]
NORTH DAKOTA
Grand Forks [3]
IOWA
Ames [2]
Des Moines [3]
Eureka [1]
Redding [2]
NEVADA
Reno [4]
Santa Rosa [1]
Seaside [2]
Fresno [5]
CALIFORNIA
Santa Fe [1]
NEW MEXICO
ALASKA
Fairbanks [1]
Wasilla [1]
Anchorage [5]
Midland [3]
Odessa [4]
Abilene [2]
San Angelo [3]
TEXAS
Bryan [1]
Corpus Christi [1]

- I.P.O. in Dec. 1996 - 5 dealerships
- The 9th largest U.S. auto retailer
- Primarily exclusive franchises



LITHIA MOTORS OVERVIEW

86 DEALERSHIPS, 11 STATES, 25 BRANDS

LITHIA MOTORS OVERVIEW

BRAND MIX AND STATE COMPOSITION

Brand Mix


GM, 16%
Chrysler, 31%
BMW, 11%
Toyota, 10%
Other, 6%
Ford, 7%
Hyundai, 3%
Honda, 5%
Subaru, 5%
Mercedes, 6%

Note: Brand mix based on units sales for the quarter ended December 31, 2011

State Mix


Oregon, 23%
Texas, 24%
California, 10%
Washington, 9%
Alaska, 8%
Other, 3%
Iowa, 5%
Montana, 8%
Nevada, 4%
Idaho, 6%

Note: State mix based on revenue for the quarter ended December 31, 2011



SECTOR STRENGTHS

STABLE, PROFITABLE INDUSTRY


Auto Retailers
Pre-tax Income %
2.0%
1.9%
1.5%
4.8%
2.1%
5.7%
2.6%
(2.9)%
(15.0)%
(10.2)%
Auto Manufacturers
2007
2008
2009
2010
2011
SAAR
16.1
13.2
10.4
11.6
12.7

Note: Margin based on reported pre-tax income as a percentage of revenue adjusted for impairment charges. Auto manufacturers includes Ford and GM for all periods, and Chrysler for 2010 & 2011. Auto retailer average includes Ultra, AutoNation, Sonic, Asbury, Penske, and Group 1, except for 2011 which excludes Sonic who releases FY 2011 information on February 28, 2012.

- Retailers profitable despite worst downturn in 27 years
- Business enables quick response to market conditions


Q4'11 Profitability Mix
New Vehicles
Used Vehicles
F&I and Other
Service, Body & Parts
55.0%
29.4%
3.8%
11.8%
25.6%
20.0%
19.7%
34.7%
Significant gross profit contribution
Revenue
Adj Gross Profit

Note: Used vehicles includes both used retail and wholesale vehicles. Revenues and adjusted gross profit based on the three months ended December 31, 2011. See appendix for reconciliation of adjusted gross profit

- Diverse revenue base
- Service business is stable and counter cyclical

4 SEPARATE BUSINESSES PROVIDE DIVERSIFICATION

SIGNIFICANT EXTERNAL SUPPORT

MANUFACTURERS

- Incentives support inventory value
- National advertising campaigns
- Warranties provide ongoing revenue
- Support consumer, real estate & inventory financing

DEALER ASSOCIATIONS

- Strong state and federal political efforts
- Legal and regulatory support

FRANCHISE LAWS

- Prevent new franchises in existing markets
- Protect dealer agreements

SUBSTANTIAL BENEFITS FOR DEALERS

UNCONSOLIDATED INDUSTRY

Dealerships in the U.S.


21,761
21,461
20,453
18,607
17,653
2007
2008
2009
2010
2011

Source: Automotive News, number of Light Vehicle Dealerships in the U.S.

Highly Fragmented Sector


Top 10 Dealers 8%
All Other 92%

Source: Automotive News

- $1T automotive retail market
- 17,700 dealerships in the country
- Largest retail sector in the U.S.

ABUNDANT ACQUISITION OPPORTUNITIES



LITHIA'S STRATEGY



LITHIA'S STRATEGY

TARGET EXCLUSIVE FRANCHISES

- Mid-sized, regional markets for domestic and import, metro markets for luxury
- Insulation from competition offers pricing protection

OPERATORS; ENTREPRENEURIAL CULTURE

- Store focused on positive customer experience
- Store ownership of marketing and personnel decisions

STANDARDIZED SYSTEMS AND PROCESSES

- Centralized administrative functions and common measurement
- Best in class information systems

ORGANIC AND ACQUISITION GROWTH

- Increase profitability and diversification
- Less competition with public peers for acquisition targets



Q4’11 RESULTS

Q4'11 FINANCIAL RESULTS


Revenue ($MM)
$717.5
33%
$538.1
Q4 2010
Q4 2011


Adjusted Diluted EPS
$0.49
145%
$0.20
Q4 2010
Q4 2011

Note: See appendix for reconciliation of adjusted diluted EPS

- Increased same store sales 23%
- More than doubled diluted EPS
- Record fourth quarter, second best full year

Q4’11 GROSS PROFIT

Y-o-Y Gross Profit Growth


26.6%
13.3%
9.3%
8.3%
6.4%
Lithia
Group 1
Penske
Asbury
Auto Nation

Note: Sonic releases financial information on February 28, 2012

	Q4’10	Q4’11	Change
New vehicle retail	7.8%	7.6%	(20) bps
Used vehicle retail	13.6%	13.4%	(20) bps
Used vehicle wholesale	(0.2)%	(0.1)%	10 bps
Adjusted service, body and parts	47.4%	48.0%	60 bps
Adjusted Overall	**17.3%**	**16.4%**	**(90) bps**

Note: See appendix for a reconciliation of Lithia's adjusted overall gross profit and adjusted service, body and parts gross profit

- Insulated markets maintain higher overall gross margin compared to public peers
- Mix shift to vehicle sales reduces overall margin



Q4'11 GROSS PROFIT ANALYSIS

New Vehicle Same Store Gross Profit Change


24.9%
3.8%
(4.3)%
24.4%
Volume
Price
Margin
Total Change

Retail Used Vehicle Same Store Gross Profit Change


19.4%
1.8%
(0.3)%
20.9%
Volume
Price
Margin
Total Change

Service, Body & Parts Same Store Gross Profit Change


4.8%
(2.1)%
- %
2.7%
Volume
Price
Margin
Total Change
Note: SB&Ps volume based on total ticket count

- New vehicle same store gross profit up 24%
- Retail used vehicle same store gross profit up 21%
- Service, body and parts same store gross profit up 3%



NEW VEHICLE SALES

Q4'11 Same Store Sales Growth Y-o-Y


28.7%
14.4%
7.4%
4.1%
2.7%
Lithia
Auto Nation
Group 1
Asbury
Penske

Q4'11 Gross Margin


8.4%
7.6%
7.4%
6.7%
6.0%
Penske
Lithia
Auto Nation
Asbury
Group 1

Note: Sonic releases financial information on February 28, 2012

- Q4'11 same store sales increased 29%, Q4'10 same store sales increased 33%
- Maintained gross margin despite sales growth

SOLID GROWTH AND PERFORMANCE



USED VEHICLE SALES

Q4'11 Same Store Sales Growth Y-o-Y


21.2%
18.2%
14.1%
11.3%
7.9%
Lithia
Asbury
Penske
Group 1
Auto Nation

Q4'11 Used to New Ratio


0.9x
0.8x
0.8x
0.7x
0.6x
Lithia
Penske
Asbury
Auto Nation
Group 1

Note: Sonic releases financial information on February 28, 2012

- As-is vehicle same store sales increased 46% Y-o-Y
- As-is vehicle same store gross margin 20%
- Maintained 0.9:1 used to new ratio

CONTINUED FOCUS AND STRONG EXECUTION



FINANCE AND INSURANCE

F&I per Unit Breakdown


Insurance and Other
Maintenance Contracts
Finance Reserves
$107
$536
$361
$116
$539
$406
Q4 2010
Q4 2011

F&I per Unit **$1,004** **$1,061**

Penetration Rates	**Q4'10**	**Q4'11**
Arranged Financing	73%	73%
Service Contracts	41%	41%
Lifetime Oil and Filter	33%	35%

Financial Composition	**Q4'10**	**Q4'11**
Sub-Prime <620	10%	12%
Non-Prime 620-680	17%	18%
Prime >680	73%	70%

IMPROVING CREDIT MARKETS

SERVICE, BODY AND PARTS

Same Store Revenue Mix


9.9%
17.3%
16.6%
56.2%
10.1%
18.4%
17.5%
54.0%
9.8%
17.4%
16.3%
56.5%
9.5%
17.6%
15.9%
57.0%
10.7%
18.1%
14.4%
56.8%
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Customer Pay
Warranty
Wholesale Parts
Body Shop

Same Store Y-o-Y Revenue Change

	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11
Customer Pay	5.8%	7.8%	2.2%	2.5%	3.7%
Warranty	(3.2)%	2.5%	(1.3)%	(5.1)%	(11.0)%
Wholesale Parts	10.5%	13.7%	10.7%	9.3%	7.7%
Body Shop	11.2%	16.5%	21.5%	8.9%	10.8%
Total	**5.5%**	**8.6%**	**4.6%**	**2.9%**	**2.7%**

- Ten consecutive quarters of increases in customer pay sales
- Strong performance in Wholesale Parts and Body Shop revenues

OTHER BUSINESS LINES OFFSET WARRANTY DECLINES



SG&A ANALYSIS

Adjusted SG&A as a % of Gross Profit


85.1%
80.7%
74.6%
Q4 2009
Q4 2010
Q4 2011

% of Gross Profit	**Q4'10**	**Q4'11**	**Change**
Personnel	50.4%	48.3%	(210) bps
Advertising	7.8%	5.6%	(220) bps
Rent	3.3%	3.6%	30 bps
Facility Cost	6.3%	5.3%	(100) bps
Other	12.9%	11.8%	(110) bps
Total	**80.7%**	**74.6%**	**(610) bps**

Note: See appendix for reconciliation of adjusted gross profit and adjusted SG&A

- Lowest fourth quarter SG&A as a % of gross profit in Company history
- Centralized administration increases efficiency

IMPROVING LEVERAGE AS VOLUME RETURNS



Q4'11 GROSS PROFIT RETENTION

$M	Q4'10	Q4'11	% Change
Adj Gross Profit	**$92.8**	**$117.5**	**26.6%**
Personnel	$46.8	$56.8	21.4%
Advertising	$7.2	$6.5	(9.2)%
Rent	$3.1	$4.3	39.9%
Facility Cost	$5.8	$6.2	7.0%
Other	$12.0	$13.9	15.3%
Adj SG&A	**$74.9**	**$87.7**	**17.1%**

Note: See appendix for reconciliation of adjusted gross profit and adjusted SG&A

Q4'11 Incremental Throughput	$M
Change in Adj Gross Profit	$24.7
Change in Adj SG&A	$12.8
% Incremental Throughput	48%
Same Store Adjustment	8%
Same Store % Incremental Throughput	**56%**

- Acquisition activity reduces throughput; same store incremental throughput estimated at 56% for Q4'11

TARGET 50% INCREMENTAL THROUGHPUT



INCREMENTAL THROUGHPUT TRENDS

Quarterly Same Store Incremental Throughput Trend


68.6%
50.4%
33.3%
41.9%
56.7%
61.8%
57.5%
55.8%
Target: 50%
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

SG&A as a % of Gross Profit


73.0%
71.6%
78.2%
72.9%
77.3%
76.3%
78.6%
76.4%
81.4%
81.0%
Auto Nation
Lithia
Asbury
Group 1
Penske
bps reduction
140
530
100
220
40
FY 2010
FY 2011

Note: See appendix for reconciliation of Lithia's adjusted gross profit and adjusted SG&A

- 4 consecutive quarters of incremental throughput above 55%
- FY 2011 same store throughput of 58%
- Reduced SG&A as a % of gross profit 530 bps

LEVERAGING SCALE AS REVENUE INCREASES



CAPITAL DEPLOYMENT

Funds for Growth

($MM)	Q3'11	Q4'11	Change
Cash and Cash Equivalents	$15.9	$20.9	$5.0
Availability on Line of Credit	28.8	10.4	(18.4)
Unfinanced New Vehicles	48.7	65.9	17.2
Total	**$93.4**	**$97.2**	**$3.8**

Capital Uses

($MM)	FY 2011	FCST 2012
Capital Expenditures		
New Facilities and Remodels	$20	$28
HQ Consolidation	8	10
Maintenance Cap Ex	4	6
Total	**$32**	**$44**
Free Cash Flow	**$30**	**$30**

Note: Free cash flow defined as earnings before interest, taxes, depreciation and amortization (EBITDA) add back stock compensation less cash paid for taxes, interest, dividends and capital expenditures

2011 Summary

- Invested $60.5MM in the acquisition of 4 stores and 1 open point
- Paid $6.8MM in dividends
- Repurchased 716,000 shares at average price of $17.29 per share

DEPLOYMENT DRIVEN BY STRICT METRICS



GROWTH OPPORTUNITIES

Internal Initiatives

- Increase new vehicle sales 5% above market increase
- Increase used vehicle sales through sales of 3 to 7 year old used cars
- Grow customer pay in service, body and parts through advertising, IT initiatives and shorter cycle times

Acquisition Objectives

- Targets for initial investment:
  - 75-100% 5-year after-tax ROE
  - 2x-4x EBITDA, including flooring interest
  - 10%-20% of annual revenues
- Seeking up to 20% of any one manufacturer
- Balancing brand mix through acquisitions

STRATEGIC INITIATIVES TO INCREASE REVENUE

ACQUISITION GROWTH

2011 Recap

- BMW/MINI and 2 Mercedes-Benz stores in Portland, OR area
- Subaru/Mitsubishi store in Fresno, CA
- Ford open point in Klamath Falls, OR

2012 Update

- Added Scion franchise in Billings, MT
- Opened stand alone Mini store in Portland, OR
- Opened stand alone Subaru store in Spokane, WA

Klamath Open Point	**$M**	**Multiple**
Net Invested Capital	$1.6	
Annualized EBITDA	0.5	3.2x
Annualized Revenues*	$20.1	8%

Fresno Acquisition	**$M**	**Multiple**
Net Invested Capital	$2.5	
Annualized EBITDA	1.1	2.3x
Annualized Revenues*	$28.1	9%

*Assuming steady state 2013 revenues

FINDING OPPORTUNITIES AT COMPELLING PRICES



UPDATED 2012 GUIDANCE

PROJECTED EARNINGS RANGE*:

- Q1'12: $0.41 - $0.43
- FY 2012: $2.06 - $2.16

ASSUMPTIONS

- Total revenues in range of $2.9 to $3.1 billion
- New vehicle same store sales increasing 10.8%
- New vehicle gross margin from 7.4% to 7.6%
- Used vehicle same store sales increasing 10.5%
- Used vehicle gross margin from 14.3% to 14.5%
- Service body and parts same store sales increasing 2.0%
- Service body and parts gross margin from 48.3% to 48.5%
- Finance and insurance gross profit of $1,000 per unit
- Tax rate of 40%
- Average diluted shares outstanding of 26.6 million
- Capital expenditures of $44 million

*Excludes the impact of future acquisitions, dispositions and any potential non-core items



APPENDIX



NEW VEHICLE SUPPLY



New Vehicle Days Supply
120
90
60
30
0
47
4
42
12
85
7
21
16
64
21
66
28
80
20
51
5
Toyota
Honda
Nissan
Subaru
Chrysler
Ford
GM
All Other
On-Ground
In-Transit

- Import supply still constrained
- New vehicle days supply ~ 62 days
- Used vehicle days supply ~ 52 days

Note: vehicle days supply are as of December 31, 2011

ADEQUATELY POSITIONED FOR NEAR TERM



SERVICE TREND ANALYSIS

- More older vehicles being serviced
- Increasing average sale per repair order indicates some deferred maintenance recovery

Age of Serviced Vehicles

Avg # of Vehicles Serviced per Month


81,326
78,558
82,887
89,665
6+ Yrs
4-5 Yrs
2-3 Yrs
0-1 Yrs
24.3%
17.4%
26.3%
32.0%
27.8%
18.9%
28.1%
25.2%
30.7%
20.8%
27.4%
21.1%
34.6%
21.9%
19.7%
23.7%
2008
2009
2010
2011

Note: Serviced vehicles defined as count of unique VINs

Average Sale per RO

Model Year (Aged)	**2008**	**2009**	**2010**	**2011**
6+ Yrs	$323	$300	$301	$317
4-5 Yrs	$308	$281	$286	$309
2-3 Yrs	$256	$253	$263	$283
0-1 Yrs	$223	$217	$221	$226
Total	**$271**	**$262**	**$270**	**$286**

BUSINESS REMAINS STABLE DUE TO MIX SHIFT

STABLE BALANCE SHEET

- No mortgages due in 2012
- Extended several mortgage maturities in Q4'11

Future Mortgage Debt Maturities ($MM)


50
40
30
20
10
0
2012
2013
2014
2015
2016
2017
2018
Beyond

MINIMAL NEAR TERM DEBT MATURITIES

CHRYSLER UPDATE

- Majority of Lithia's sales from Ram Pickup and Jeep Units
- 88% increase in Chrysler car and 15% increase in Ram Pickup sales over prior year

Chrysler Unit Sales	**Q4'11**
Ram Pickup	43%
Jeep Models	26%
Charger/Challenger/300	10%
Durango/Journey	7%
Minivan	4%
Other	10%
Total	**100%**

Chrysler Same Store Sales Y-o-Y


77.8%
62.5%
39.2%
54.1%
41.8%
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

ENCOURAGING DEVELOPMENTS AND TRENDS

	December 31, 2011	December 31, 2010
Assets		
Current Assets:		
Cash and cash equivalents	$ 20,851	$ 9,306
Accounts receivable	99,407	75,011
Inventories, net	506,484	415,228
Other current assets	16,719	6,062
Deferred income taxes	4,730	2,937
Total Current Assets	648,191	508,544
Property and equipment,	373,779	362,433
Goodwill	18,958	6,186
Franchise value	59,095	45,193
Deferred income taxes	29,270	39,524
Other non-current assets	16,840	9,796
Total Assets	$ 1,146,133	$ 971,676

	December 31, 2011	December 31, 2010
Liabilities and Stockholders' Equity		
Current Liabilities:		
Floor plan notes payable	$ 114,760	$ 84,775
Floor plan notes payable: non-trade	229,180	166,482
Current maturities of long-term debt	8,221	12,081
Trade payables	31,712	23,747
Accrued liabilities	72,711	58,784
Total Current Liabilities	456,584	345,869
Long-term debt, less current maturities	278,653	268,693
Deferred revenue	25,146	20,158
Other long-term liabilities	18,629	16,739
Total Liabilities	779,012	651,459
Total Stockholders' Equity	367,121	320,217
Total Liabilities and Stockholders' Equity	$ 1,146,133	$ 971,676



SUPPLEMENTAL INFORMATION

BALANCE SHEET

($K)	Q4'11	Q3'11	Q2'11	Q1'11	FY 2011
New vehicle	$394,570	$383,951	$347,727	$300,640	$1,426,888
Used vehicle	175,284	187,443	176,591	156,478	695,796
Wholesale used vehicles	35,925	36,105	29,153	29,537	130,720
Finance and insurance	22,920	22,747	20,886	19,299	85,852
Service, body and parts	84,799	86,161	80,937	73,761	325,658
Fleet and other	3,980	10,131	17,193	3,142	34,446
Total Revenues	**717,478**	**726,538**	**672,487**	**582,857**	**2,699,360**
Cost of Goods Sold	**600,881**	**604,330**	**555,350**	**481,261**	**2,241,822**
New vehicles	30,035	29,833	28,001	22,606	110,475
Retail used vehicles	23,485	27,148	27,001	22,984	100,618
Wholesale used vehicles	(32)	(82)	268	399	553
Finance and insurance	22,920	22,747	20,886	19,299	85,852
Service, body and parts	39,790	41,874	39,695	35,761	157,120
Fleet and other	399	688	1,286	547	2,920
Gross Profit	**116,597**	**122,208**	**117,137**	**101,596**	**457,538**
Asset impairment charges	504	-	490	382	1,376
SG&A	81,396	86,247	82,768	77,134	327,545
Depreciation and amortization	4,156	4,161	4,217	4,092	16,626
Operating Income	**30,541**	**31,800**	**29,662**	**19,988**	**111,991**
Floor plan interest expense	2,753	2,010	3,359	2,462	10,584
Other interest expense	3,550	3,075	3,011	3,292	12,928
Other income, net	(233)	(215)	(171)	(77)	(696)
Income (loss) before taxes	**24,471**	**26,930**	**23,463**	**14,311**	**89,175**
Income tax expense (benefit)	8,108	10,600	8,777	5,923	33,408
Income (loss) from continuing operations	**$16,363**	**$16,330**	**$14,686**	**$8,388**	**$55,767**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

2011 QUARTERLY INCOME STATEMENTS

($K)	Q4'10	Q3'10	Q2'10	Q1'10	FY 2010
New vehicle	$280,467	$284,391	$263,014	$210,449	$1,038,321
Used vehicle	136,008	154,875	143,227	132,693	566,803
Wholesale used vehicles	27,562	30,204	25,166	22,782	105,714
Finance and insurance	16,776	18,367	15,863	14,268	65,274
Service, body and parts	74,184	74,799	69,227	65,960	284,170
Fleet and other	3,087	3,120	4,699	800	11,706
Total Revenues	**538,084**	**565,756**	**521,196**	**446,952**	**2,071,988**
Cost of Goods Sold	**446,301**	**464,067**	**428,147**	**363,614**	**1,702,129**
New vehicles	21,995	23,550	21,637	17,953	85,135
Retail used vehicles	18,455	22,654	20,746	18,209	80,064
Wholesale used vehicles	(56)	32	298	370	644
Finance and insurance	16,776	18,367	15,863	14,268	65,274
Service, body and parts	34,149	36,650	34,063	32,189	137,051
Fleet and other	464	436	442	349	1,691
Gross Profit	**91,783**	**101,689**	**93,049**	**83,338**	**369,859**
Asset impairment charges	550	-	13,260	1,491	15,301
SG&A	74,751	74,921	72,436	68,725	290,833
Depreciation and amortization	4,109	4,159	4,201	4,685	17,154
Operating Income	**12,373**	**22,609**	**3,152**	**8,437**	**46,571**
Floor plan interest expense	2,117	3,011	2,506	2,691	10,325
Other interest expense	3,719	3,715	3,526	3,585	14,545
Other income, net	(65)	(74)	(213)	(67)	(419)
Income (loss) before taxes	**6,602**	**15,957**	**(2,667)**	**2,228**	**22,120**
Income tax expense (benefit)	2,363	6,485	(1,119)	860	8,589
Income (loss) from continuing operations	**$4,239**	**$9,472**	**$(1,548)**	**$1,368**	**$13,531**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods

SUPPLEMENTAL INFORMATION

2010 QUARTERLY INCOME STATEMENTS

SUPPLEMENTAL INFORMATION

2009 QUARTERLY INCOME STATEMENTS

($K)	Q4'09	Q3'09	Q2'09	Q1'09	FY 2009
New vehicle	$206,066	$258,629	$205,637	$186,764	$857,096
Used vehicle	109,344	126,639	122,954	106,064	465,001
Wholesale used vehicles	17,767	19,693	17,174	16,065	70,699
Finance and insurance	12,009	15,266	14,479	13,199	54,953
Service, body and parts	68,244	71,341	69,235	69,516	278,336
Fleet and other	522	833	621	568	2,544
Total Revenues	**413,952**	**492,401**	**430,100**	**392,176**	**1,728,629**
Cost of Goods Sold	**339,133**	**400,135**	**346,661**	**315,647**	**1,401,576**
New vehicles	16,204	23,026	16,864	16,201	72,295
Retail used vehicles	15,092	19,223	17,847	13,353	65,515
Wholesale used vehicles	(1)	45	62	365	471
Finance and insurance	12,009	15,266	14,479	13,199	54,953
Service, body and parts	31,198	34,412	33,833	33,057	132,500
Fleet and other	317	294	354	354	1,319
Gross Profit	**74,819**	**92,266**	**83,439**	**76,529**	**327,053**
Asset impairment charges	177	2,360	3,658	1,777	7,972
SG&A	65,321	68,758	66,231	66,078	266,388
Depreciation and amortization	6,089	3,827	3,880	3,990	17,786
Operating Income	**3,232**	**17,321**	**9,670**	**4,684**	**34,907**
Floor plan interest expense	2,324	2,990	2,579	2,811	10,704
Other interest expense	3,453	3,235	3,308	3,929	13,925
Other income, net	(47)	(24)	(254)	(1,161)	(1,486)
Income (loss) before taxes	**(2,498)**	**11,120**	**4,037**	**(895)**	**11,764**
Income tax expense (benefit)	(738)	4,536	1,583	(339)	5,042
Income (loss) from continuing operations	**$(1,760)**	**$6,584**	**$2,454**	**$(556)**	**$6,722**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



	Quarterly Same Store Revenue Changes				
	Q4	Q3	Q2	Q1	FY
2011					
New vehicles	28.7%	27.5%	22.3%	39.6%	29.0%
Retail used vehicles	21.2%	14.2%	15.8%	16.5%	16.9%
Wholesale used vehicles	23.3%	14.6%	13.6%	31.0%	20.2%
Finance and insurance	37.9%	20.8%	27.3%	37.4%	30.3%
Service, body and parts	2.7%	2.9%	4.6%	8.6%	4.6%
Fleet and other	19.8%	222.1%	120.3%	350.2%	135.0%
Total	**23.2%**	**20.8%**	**18.8%**	**28.1%**	**22.5%**
2010					
New vehicles	32.7%	8.0%	27.1%	11.9%	19.4%
Retail used vehicles	20.7%	19.7%	15.1%	22.0%	19.3%
Wholesale used vehicles	51.6%	52.5%	44.4%	39.8%	47.4%
Finance and insurance	33.1%	18.6%	14.5%	2.0%	16.7%
Service, body and parts	5.5%	3.0%	0.0%	-6.2%	0.5%
Fleet and other	674.4%	322.9%	885.8%	54.9%	463.6%
Total	**26.4%**	**12.8%**	**20.5%**	**12.2%**	**17.9%**
2009					
New vehicles	1.5%	-13.5%	-35.6%	-38.7%	-23.9%
Retail used vehicles	18.3%	4.7%	4.6%	-12.0%	3.0%
Wholesale used vehicles	28.5%	-15.9%	-30.4%	-47.4%	-23.4%
Finance and insurance	-8.6%	-22.8%	-32.3%	-34.2%	-26.0%
Service, body and parts	-3.5%	-2.3%	-4.5%	-4.9%	-3.8%
Fleet and other	-74.7%	7.4%	-62.0%	-35.8%	-51.1%
Total	**4.9%**	**-8.3%**	**-22.8%**	**-28.6%**	**-15.2%**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods

SUPPLEMENTAL INFORMATION

QUARTERLY SAME STORE REVENUE CHANGES

	Quarterly Gross Margins				
	Q4	Q3	Q2	Q1	FY
2011					
New vehicles	7.6%	7.8%	8.1%	7.5%	7.7%
Retail used vehicles	13.4%	14.5%	15.3%	14.7%	14.5%
Wholesale used vehicles	-0.1%	-0.2%	0.9%	1.4%	0.4%
Finance and insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, body and parts	46.9%	48.6%	49.0%	48.5%	48.2%
Fleet and other	10.0%	6.8%	7.5%	17.4%	8.5%
Total	**16.3%**	**16.8%**	**17.4%**	**17.4%**	**16.9%**
2010					
New vehicles	7.8%	8.3%	8.2%	8.5%	8.2%
Retail used vehicles	13.6%	14.6%	14.5%	13.7%	14.1%
Wholesale used vehicles	-0.2%	0.1%	1.2%	1.6%	0.6%
Finance and insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, body and parts	46.0%	49.0%	49.2%	48.8%	48.2%
Fleet and other	15.0%	14.0%	9.4%	43.6%	14.4%
Total	**17.1%**	**18.0%**	**17.9%**	**18.6%**	**17.9%**
2009					
New vehicles	7.9%	8.9%	8.2%	8.7%	8.4%
Retail used vehicles	13.8%	15.2%	14.5%	12.6%	14.1%
Wholesale used vehicles	0.0%	0.2%	0.4%	2.3%	0.7%
Finance and insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, body and parts	45.7%	48.2%	48.9%	47.6%	47.6%
Fleet and other	60.7%	35.4%	56.9%	61.6%	51.7%
Total	**18.1%**	**18.7%**	**19.4%**	**19.5%**	**18.9%**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

QUARTERLY GROSS MARGINS

GAAP RECONCILIATION
2011 ADJUSTED INCOME STATEMENT DETAIL

($K)	Q4'11	Q3'11	Q2'11	Q1'11	FY 2011
Cost of goods sold - service, body and parts					
As reported	$45,009	$44,287	$41,242	$38,000	$168,538
Lifetime oil and filter reserve	(950)	-	-	-	(950)
Adjusted	$44,059	$44,287	$41,242	$38,000	$167,588
Selling, general & administrative					
As reported	$81,396	$86,247	$82,768	$77,134	$327,545
Impairments and disposal gain (loss)	6,301	-	580	-	6,881
Reserve adjustments	-	-	-	-	-
Adjusted	$87,697	$86,247	$83,348	$77,134	$334,426
Income from operations					
As reported	$30,541	$31,800	$29,662	$19,988	$111,991
Impairments and disposal gain (loss)	(5,797)	-	(90)	382	(5,505)
Reserve adjustments	950	-	-	-	950
Adjusted	$25,694	$31,800	$29,572	$20,370	$107,436
Income (loss) from continuing operations before income taxes					
As reported	$24,471	$26,930	$23,463	$14,311	$89,175
Impairments and disposal gain (loss)	(5,797)	-	(90)	382	(5,505)
Reserve adjustments	950	-	-	-	950
Adjusted	$19,624	$26,930	$23,373	$14,693	$84,620



($K)	Q4'10	Q3'10	Q2'10	Q1'10	FY 2010
Cost of goods sold - service, body and parts					
As reported	$40,035	$38,149	$35,164	$33,771	$147,119
Lifetime oil and filter reserve	(1,040)	-	-	-	(1,040)
Adjusted	$38,995	$38,149	$35,164	$33,771	$146,079
Selling, general & administrative					
As reported	$74,751	$74,921	$72,436	$68,725	$290,833
Impairments and disposal gain (loss)	47	-	(2)	374	419
Reserve adjustments	96	-	(1,076)	(258)	(1,238)
Adjusted	$74,894	$74,921	$71,358	$68,841	$290,014
Income from operations					
As reported	$12,373	$22,609	$3,152	$8,437	$46,571
Impairments and disposal gain (loss)	503	-	13,262	1,117	14,882
Reserve adjustments	944	-	1,076	258	2,278
Adjusted	$13,820	$22,609	$17,490	$9,812	$63,731
Income (loss) from continuing operations before income taxes					
As reported	$6,602	$15,957	$(2,667)	$2,228	$22,120
Impairments and disposal gain (loss)	503	-	13,262	1,117	14,882
Reserve adjustments	944	-	1,076	258	2,278
Adjusted	$8,049	$15,957	$11,671	$3,603	$39,280

GAAP RECONCILIATION

2010 ADJUSTED INCOME STATEMENT DETAIL


P
R
N
D
2
L

($K)	Q4'09	Q3'09	Q2'09	Q1'09	FY 2009
Cost of goods sold - service, body and parts					
As reported	$37,046	$36,929	$35,402	$36,459	$145,836
Lifetime oil and filter reserve	(1,400)	-	-	-	(1,400)
Adjusted	$35,646	$36,929	$35,402	$36,459	$144,436
Selling, general & administrative					
As reported	$65,321	$68,758	$66,231	$66,078	$266,388
Impairments and disposal gain (loss)	-	-	-	-	-
Reserve adjustments	(454)	-	-	-	(454)
Adjusted	$64,867	$68,758	$66,231	$66,078	$265,934
Income from operations					
As reported	$3,232	$17,321	$9,670	$4,684	$34,907
Impairments and disposal gain (loss)	(253)	2,360	3,658	1,777	7,542
Reserve adjustments	1,854	-	-	-	1,854
Adjusted	$4,833	$19,681	$13,328	$6,461	$44,303
Income (loss) from continuing operations before income taxes					
As reported	$(2,498)	$11,120	$4,037	$(895)	$11,764
Impairments and disposal gain (loss)	(253)	2,360	3,658	1,777	7,542
Reserve adjustments	1,854	-	-	-	1,854
Gain on extinguishment of debt	-	-	(231)	(1,086)	(1,317)
Adjusted	$(897)	$13,480	$7,464	$(204)	$19,843

GAAP RECONCILIATION

2009 ADJUSTED INCOME STATEMENT DETAIL

	Net income/(loss) ($K)				Diluted earnings per share			
	Q4'11	Q3'11	Q2'11	Q1'11	Q4'11	Q3'11	Q2'11	Q1'11
Continuing Operations								
As reported	$16,363	$16,330	$14,686	$8,388	$0.62	$0.61	$0.55	$0.31
Impairments and disposal (gain) loss	(3,908)	-	(53)	229	(0.15)	-	-	0.01
Reserve adjustments	591	-	-	-	0.02	-	-	-
Stock based comp tax shortfall	-	-	(186)	186	-	-	(0.01)	0.01
Adjusted	$13,046	$16,330	$14,447	$8,803	$0.49	$0.61	$0.54	$0.33
Discontinued Operations								
As reported	$2,403	$233	$140	$317	$0.09	$0.01	$ -	$0.02
Impairments and disposal (gain) loss	(2,604)	(97)	36	-	(0.10)	(0.01)	-	(0.01)
Adjusted	$(201)	$136	$176	$317	$(0.01)	$ -	$ -	$0.01
Consolidated Operations								
As reported	$18,766	$16,563	$14,826	$8,705	$0.71	$0.62	$0.55	$0.33
Adjusted	12,845	16,466	14,623	9,120	0.48	0.61	0.54	0.34
Share count used for EPS					26,442	26,654	26,860	26,694

GAAP RECONCILIATION

2011 QUARTERLY ADJUSTED INCOME & DILUTED EPS

	Net income/(loss) ($K)				Diluted earnings per share			
	Q4'10	Q3'10	Q2'10	Q1'10	Q4'10	Q3'10	Q2'10	Q1'10
Continuing Operations								
As reported	$4,239	$9,472	$(1,548)	$1,368	$0.16	$0.36	$(0.06)	$0.05
Impairments and disposal loss	435	-	8,043	688	0.02	-	0.31	0.04
Reserve adjustments	773	-	560	163	0.02	-	0.02	-
Adjusted	$5,447	$9,472	$7,055	$2,219	$0.20	$0.36	$0.27	$0.09
Discontinued Operations								
As reported	$140	$320	$(171)	$(101)	$ -	$0.01	$(0.02)	$ -
Impairments and disposal loss	-	-	167	14	-	-	0.02	-
Adjusted	$140	$320	$(4)	$(87)	$ -	$0.01	$ -	$ -
Consolidated Operations								
As reported	$4,379	$9,792	$(1,719)	$1,267	$0.16	$0.37	$(0.08)	$0.05
Adjusted	5,587	9,792	7,051	2,132	0.20	0.37	0.27	0.09
Share count used for EPS					26,540	26,328	26,014	26,019

GAAP RECONCILIATION

2010 QUARTERLY ADJUSTED INCOME & DILUTED EPS



GAAP RECONCILIATION

2009 QUARTERLY ADJUSTED INCOME & DILUTED EPS

	Net income/(loss) ($K)				Diluted earnings per share			
	Q4'09	Q3'09	Q2'09	Q1'09	Q4'09	Q3'09	Q2'09	Q1'09
Continuing Operations								
As reported	$(1,760)	$6,584	$2,454	$(556)	$(0.07)	$0.31	$0.12	$(0.03)
Impairments and disposal (gain) loss	(17)	1,562	2,035	1,202	-	0.07	0.09	0.06
Reserve adjustments	1,102	-	-	-	0.04	-	-	-
Gain on extinguishment of debt	-	-	(27)	(784)	-	-	-	(0.04)
Adjusted	$(675)	$8,146	$4,462	$(138)	$(0.03)	$0.38	$0.21	$(0.01)
Discontinued Operations								
As reported	$206	$(871)	$1,209	$1,885	$0.01	$(0.04)	$0.05	$0.09
Impairments and disposal (gain) loss	(1,490)	315	(1,859)	(3,369)	(0.06)	0.01	(0.08)	(0.16)
Adjusted	$(1,284)	$(556)	$(650)	$(1,484)	$(0.05)	$(0.03)	$(0.03)	$(0.07)
Consolidated Operations								
As reported	$(1,554)	$5,713	$3,663	$1,329	$(0.06)	$0.27	$0.17	$0.06
Adjusted	(1,959)	7,590	3,812	(1,622)	(0.08)	0.35	0.18	(0.08)
Share Count used for EPS					25,113	21,448	21,096	20,750

